UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2014

CENVEO, INC.
(Exact Name of Registrant as Specified in Charter)

COLORADO	1-12551	84-1250533
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 FIRST STAMFORD PLACE
STAMFORD, CT		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 595−3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 2.02    Results of Operations and Financial Condition.

On February 26, 2014, Cenveo, Inc. (the "Company") issued a press release announcing its results of operations for the fourth quarter and year ended December 28, 2013. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The foregoing information is intended to be furnished under Item 2.02 “Results of Operations and Financial Condition” in accordance with Securities and Exchange Commission Release No. 33-8400. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 5.03    Amendments to Articles of Incorporation or Bylaws.

On February 20, 2014, the Company's Board of Directors (the “Board”) approved amendments to the Company's bylaws to implement a majority vote standard for the election of directors. The Board determined to amend and restate the bylaws in their entirety (the “Amended and Restated Bylaws”) effective as of such date.
The Amended and Restated Bylaws provide that in uncontested elections director nominees must be elected by the majority of votes cast at the annual meeting of shareholders. A majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director. In contested elections where the number of nominees exceeds the number of directors to be elected, the voting standard will continue to be a plurality of votes cast.
In addition, if a nominee in an uncontested election who already serves as a director is not elected by a majority of votes cast, the director shall, within ten business days of certification of election results, submit his or her resignation to the Board for consideration by the Nominating and Governance Committee. The Nominating and Governance Committee shall promptly assess the appropriateness of such nominee continuing to serve as a director and recommend to the Board the action to be taken with respect to such tendered resignation. The Board will determine whether to accept or reject such resignation, or what other action should be taken, within 90 days from the date of the certification of election results.
The above description of the amendments does not purport to be complete and is qualified in its entirety by reference to the Company's Amended and Restated Bylaws, which are attached hereto as Exhibit 3.2 and are incorporated herein by reference.
Item 9.01        Financial Statements and Exhibits

(d)       Exhibits.

Exhibit
Number    Description

3.2	Amended and Restated Bylaws of Cenveo, Inc. (as of February 20, 2014)

99.1	Press Release of Cenveo, Inc. dated February 26, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2014

CENVEO, INC.

By:    /s/ Scott J. Goodwin
Scott J. Goodwin                                 Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number    Description

3.2	Amended and Restated Bylaws of Cenveo, Inc. (as of February 20, 2014)

99.1	Press Release of Cenveo, Inc. dated February 26, 2014